                                                                    EXHIBIT 23.6


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report, dated 20 May 1996 on United and Philips Communications B.V. for the year ended 31 December 1995, into this Registration Statement on Form S-3. We also consent to the reference to our firm under the caption "Experts" in this Registration Statement.


                                         KPMG Accountants N.V.

Amstelveen, The Netherlands
8 June 1998